December  7,  2000


PERSONAL  AND  CONFIDENTIAL

To  Eligible  Fiscal  2001  Bonus  Plan  Participants


DEFERRAL  OF  FISCAL  2001  BONUS  AND  CALENDAR-YEAR  2001  BASE  SALARY

The Deferred Compensation Plan for Key Employees provides you with the opportunity to DEFER ALL OR A PORTION OF YOUR 2001 BONUS AND UP TO 75% OF YOUR BASE SALARY. In general, deferring compensation has the advantage of POSTPONING PAYMENT OF TAX and of allowing any earnings on the deferred amount to ACCUMULATE TAX FREE until distributed. It is now time to




                               [GRAPHIC  OMITED]


DECIDE WHETHER TO DEFER part of your calendar-year 2001 base salary and/or all or part of any cash bonus you might receive, and



                               [GRAPHIC  OMITED]


Promptly return the enclosed election form. YOUR ELECTION FORM MUST BE POSTMARKED OR FAXED BY DECEMBER 28, 2000, or you will not be able to defer any 2001 base salary or bonus.

Ralston Purina's Deferred Compensation Plan for Key Employees offers the following features:

     The  ability  to  DEFER  UP  TO  75%  OF  YOUR  BASE  SALARY

     INTERMEDIATE-TERM DEFERRAL OPTIONS that allow you to defer compensation for periods as short as three years to help meet shorter-term financial needs such as funding a child's college education or financing a future home purchase
     Payment distribution options that provide 5 and 10 year ANNUAL INSTALLMENT PAYMENTS if you are at least 50 years of age at termination of employment and have an appropriate election on file

     An opportunity to transfer existing account balances, EXCEPT FOR COMPANY MATCH ACCOUNTS AND BONUSES DEFERRED TO THE RALSTON PURINA EQUITY FUND THAT HAVE BEEN DEFERRED FOR LESS THAN 12 MONTHS, to:
     Nine investment funds, which mirror the returns of the Vanguard mutual funds avail-able in the Savings Investment Plan,
     The  Prime  Rate  Fund,  and
     The Ralston Purina Equity Fund, which offers a 25% COMPANY MATCH ON BONUS DEFERRALS INTO THAT FUND.

     Transaction flexibility including DAILY INVESTMENT REALLOCATIONS, Internet access to account balance information, and quarterly account statements.

Deferral  of  2001  Base  Salary  and  Bonus
December  7,  2000
Page  Two



Please review the enclosed information, plan prospectus and prospectus supplement care-fully. Then, using the pre-addressed envelope provided, return the 2001 Annual Salary and Bonus Deferral Election form to Compensation Resource Group (CRG), the plan record-keeper. PLEASE COMPLETE AND RETURN A FORM REGARDLESS OF WHETHER OR NOT YOU WISH TO REQUEST A DEFERRAL. YOUR ELECTION FORM MUST BE POSTMARKED OR FAXED TO CRG NO LATER THAN DECEMBER 28, 2000. You may not
                                                                     -----------
change  your  deferral election after December 28 or during the remainder of the
--------------------------------------------------------------------------------
plan  year.
----------

If you have questions, please contact CRG at 800-405-0911 or Pat Robbins, Manager, Compensation at 314-982-5889.





Ron  Sheban
Ralston  Purina  Company
Compensation  and  Benefits  Planning
Telephone  314-982-2325


Enclosures

DEFERRED  COMPENSATION  PLAN  SUMMARY

Ralston Purina Company is pleased to offer you this opportunity to participate in the Ralston Purina Deferred Compensation Plan for Key Employees. Deferring compensation provides an opportunity for you to allocate a certain amount of your pre-tax savings to help you accumulate assets for planned events during the time you are working and beyond.

HIGHLIGHTS

During  this  year's annual enrollment period, you will have the opportunity to:

     Defer  pre-tax  compensation  as  follows:
     Select  a  minimum  deferral  of  $1,000
     Defer  up  to  100%  of  your  2001  bonus
     Defer  up  to  75%  of  your  2001  calendar-year  base  salary

     Elect to receive your 2001 bonus and salary deferrals in one or more of the following:
     A  short-term  lump-sum  payout  in  January  2002,
     An  intermediate-term lump-sum payout at some fixed date, which is at least
                                                               -----------------
3  years  after  deferral,  or
-------------------------
     A  long-term  payout  at  retirement  or  termination

     Select 5- or 10-year annual installment payments if you defer long-term, leave the Company after age 50, and have an appropriate election on file.

     Transfer existing unrestricted deferred compensation account balances among eleven available investment funds.






THIS MATERIAL COVERS MAJOR PROVISIONS OF THE RALSTON PURINA DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES. MORE DETAILED INFORMATION IS AVAILABLE FROM THE PLAN DOCUMENT AND PLAN PROSPECTUS. IF THERE IS A DISCREPANCY BETWEEN THIS INFORMATION AND THE PLAN PROSPECTUS OR PLAN DOCUMENT, THE PLAN DOCUMENT WILL GOVERN. THE PLAN DOCUMENT IS ON FILE IN THE COMPENSATION DEPARTMENT, ST. LOUIS.

WHY  DEFER  COMPENSATION?
The plan offers flexibility to help you meet your present and future financial needs.

SAVING  FOR  RETIREMENT

When it comes to retirement planning, your qualified Pension Plan and 401(k) Savings Investment Plan (SIP) are just a part of the story. Current federal income tax dollar limits restrict your yearly SIP savings and qualified Pension Plan benefits. Internal Revenue Code discrimination testing may result in further reductions to your pre-tax saving opportunity in the SIP.

The Deferred Compensation Plan is a nonqualified plan, which means that it is not subject to the same IRS and federal income tax limits as the SIP and Pension Plans. The plan allows you to supplement your pension and SIP savings by deferring and investing your bonus and salary BEFORE federal and state income and local taxes are deducted, and compound that pre-tax income, tax-free, until the money is paid to you. Because your account balance is based on your pre-tax deferral amount plus pre-tax earnings, your account balance grows faster than if you invested your after-tax income in similar investments outside the plan.

FOR  EXAMPLE:
If you are in a 40% tax bracket and defer $10,000 into the Plan, you have an immediate tax savings of $4,000 in the year you defer. In addition, you have $10,000 in your deferred compensation account on which tax-deferred earnings accumulate.

SAVING  FOR  SHORTER-TERM  GOALS
In addition to providing a source of income for retirement, the plan offers a source of income for shorter-term goals including helping to fund a child's college education or financing a new home purchase.

ALLOCATION  OF  DEFERRED  AMOUNTS

When you make your deferral election, you allocate the amount to one or more of the following "measurement" funds in whole percentage increments, with the total equaling 100%:
-     Prime  Rate  Fund
-     Ralston  Purina  Equity  Fund
-     Vanguard  Wellington  Fund
-     Vanguard  500  Index  Fund
-     Vanguard  Windsor  II  Fund
-     Vanguard  Small-Cap  Index  Fund
-     Vanguard  International  Growth  Fund
-     Vanguard  LifeStrategy  Income  Fund
-     Vanguard  LifeStrategy  Conservative  Growth  Fund
-     Vanguard  LifeStrategy  Moderate  Growth  Fund
-     Vanguard  LifeStrategy  Growth  Fund

Under the terms of the Plan, you do not own shares or units of the measurement funds you select. The funds are used only as a means for measuring the return on your deferred compensation. Your account is credited with investment returns based on these funds, reflecting a bookkeeping entry only and will not represent an actual investment made on your behalf.

DEFERRED AMOUNTS WILL EARN RETURNS (WHICH MAY BE POSITIVE OR NEGATIVE) AS IF THEY HAD BEEN INVESTED AT THE NET ASSET VALUE (NET OF INVESTMENT ADVISORY FEES) OF THE MEASUREMENT FUNDS.

- With the exception of the Ralston Purina Equity Fund and Prime Rate Fund, all account balances will be valued daily based on the performance of the measurement funds as of the close of business day on the valuation date, at the closing price quoted on the New York Stock Exchange.
- The Prime Rate Fund will be valued based on the average of the daily close of business prime rates as established by the Morgan Guaranty Trust Company of New York.
- The Ralston Purina Equity Fund will be valued based on the average of the closing price of Ralston Purina's common stock as reported by the New York Stock Exchange - Composite Transactions - DURING THE 10 TRADING DAYS IMMEDIATELY PRECEDING THE VALUATION DATE.

In selecting your measurement funds, you should consider the effect your selections will have on your overall asset portfolio. To help you in this process, you should read the prospectuses for the Vanguard measurement funds. Prospectuses for the Vanguard Funds can be requested by contacting Vanguard Participant Services at 800-523-1188.

CREDITING  YOUR  ACCOUNT

BASE  SALARY

If you elect to defer base salary, beginning in January 2001, an equal percentage of your elected amount will be deducted from your salary each month (or twice a month for semi-monthly payrolls) for the remainder of calendar-year 2001. Any earnings that you may realize are credited to your account after your initial deferral is credited to your account(s).

BONUS

If you elect to defer all or a portion of your bonus, that amount is credited to your account(s) effective November 1. Bonuses subject to your deferral election include your annual bonus or any Special Bonus payable for services performed during the 2001 fiscal year and awarded as of the fiscal-year end. Special Bonuses paid during the year are not eligible for deferral.

COMPANY  MATCH

Salary  deferrals  ARE  NOT  matched.  However,  bonus  deferrals to the Ralston
                   --------
Purina Equity Fund are credited with a 25% Company match and MUST REMAIN IN THE RALSTON PURINA EQUITY FUND FOR AT LEAST TWELVE MONTHS FROM THE DATE OF DEFERRAL. Any Company Match is credited to your account in the Ralston Purina Equity Fund
--------------------------------------------------------------------------------
and  cannot  be  transferred  to  any  other  funds.
---------------------------------------------------

You become fully vested in the Company matching deferrals upon termination of employment if you:

-     Have  attained  age  50  or
-     You  are  involuntarily  terminated  at  any  age,  other  than for cause.

Matching  deferrals  are  forfeited  if  you:

- Are terminated for cause at any age or Voluntarily terminate prior to age 50.

TYPES  OF  DISTRIBUTIONS

For each plan year, you will be asked to choose whether you want to begin receiving your annual deferral amount (salary and bonus) earned in that plan year, plus the earnings credited as a short-term, intermediate-term, or long-term payout. The following chart summarizes your distribution options:



Deferrals    Purpose       When Receive      Payment Options

Short-term   When you      January of        Lump sum
             need in-      the calen-        only
             come the      dar year
             follow-       following
             ing year      the year
                           in which
                           the salary
                           or bonus
                           is earned

Intermedi-   For short-    January of        Lump sum
ate-term     ter-term      the calen-        only
             finan-        dar year
             cial needs    at least
             such as       3 years
             college       follow-
             or a home     ing the
             purchase      date the
                           payment
                           is deferred

Long-term    For  long-    Retirement        Lump sum
             term  or      or termina-       only if
             re-tire       tion of           you leave
             ment          employment        the com-
             income                          pany before
                                             age 50; lump
                                             sum of 5- or
                                             10-  year
                                             annual in-
                                             stallment
                                             payments if
                                             you leave
                                             company
                                             after age 50*

*TO RECEIVE PAYMENTS THROUGH THE 5- OR 10-YEAR ANNUAL INSTALLMENT OPTION, YOU MUST HAVE ELECTED THAT OPTION NO LESS THAN ONE YEAR FROM YOUR TERMINATION DATE.

SHORT-TERM

Short-term deferral allows you to defer your salary or bonus until January of the calendar year following the year in which the salary or bonus is earned. Short-term deferrals can ONLY be allocated to the Prime Rate Fund. Interest on the amount is credited at the prime rate under the terms of the Prime Rate Fund.

INTERMEDIATE-TERM

Intermediate-term deferrals are available to help you meet shorter-term financial needs such as helping to fund a child's college education, financing a future home purchase, or meeting other foreseeable financial obligations, and can be allocated to any of the available funds.

Intermediate-term deferrals provide you with access to all or a portion of your annual deferral amount, plus earnings, at any point in the future but no earlier than January of the calendar year at least 3 years from the date the payment is deferred. For example, an intermediate-term payout elected for the 2001 plan year can be paid no earlier than January 1, 2005. YOUR PAY-MENT IS
                                                           ----------------
ONLY AVAILABLE  IN  A LUMP SUM.
-------------------------------
The Company match on intermediate deferrals will not be paid out until termination of employment or retirement.

LONG-TERM

Long-term deferrals provide you with access to your account at retirement or termination of employment and can be allocated to any of the available funds. Long-term distribution options vary depending on your age at termination as follows:

-     IF  YOU LEAVE THE COMPANY AFTER AGE 50, you can receive a benefit from the
Plan in a lump sum or in annual installments over a period of 5 or 10 years if the election of installment payments was in place for at least one year prior to your retirement or termination. If installments are elected, the unpaid balance will continue to accrue earnings based on your investment selections. The 5- or 10-year installment options apply to all deferred compensation account
 -------------------------------------------------------------------------------
balances.   If no such installment election has been made, you will receive your
--------
distribution in lump sum. Distributions will begin no later than 60 days following the date of your retirement or termination.

- IF YOU LEAVE THE COMPANY PRIOR TO AGE 50, you receive a lump-sum benefit equal to your account balance.

- IF YOU DIE WHILE ACTIVELY EMPLOYED BUT PRIOR TO REACHING AGE 50, your beneficiary will receive a lump-sum payment equal to your account balance. If you die after age 50, your beneficiary will be paid your account balance in a lump sum, unless an installment election has been in place for one year at the time of your death.

- IF YOU DIE WHILE RECEIVING INSTALLMENT PAYMENTS, your beneficiary will continue receiving payments according to your distribution election.

TAX  IMPLICATIONS  OF  DEFERRAL

AT  THE  TIME  OF  DEFERRAL

Amounts you defer under the Plan will not be taxed for federal income tax purposes in the year they are earned and would have otherwise been paid to you. However, FICA tax (Social Security up to taxable wage base and Medicare HI) is withheld. In addition, earnings credited in accordance with the Plan will not be taxed for federal income tax purposes until the year they are distributed.

FICA taxes must be withheld at the time your deferrals are earned and credited to your account balance because IRS rules require that your deferral amounts are considered wages at the time that they ARE EARNED, regardless of when paid, for the purpose of calculating FICA taxes (Social Security and Medicare HI tax components). If, at the time of deferral, your wages for the year have exceeded the taxable wage base for Social Security ($80,400 for 2001), the Social Security portion of FICA (6.2%) will not apply to your deferred bonus or deferred salary. If the taxable wage base for Social Security has not been met at the time of deferral, FICA will be withheld from any cash compensation with respect to your deferred amounts. In addition, salary deferral may be limited to allow for cash payments of FICA and other benefit deductions. Since no taxable wage base limit applies to the Medicare HI component, your deferred compensation will be subject to Medicare HI withholding tax of 1.45%. The vested Ralston Purina Equity Fund Company match amount, if any, will also be subject to FICA in the year it vests. Earnings on deferred amounts are never subject to FICA taxes.

UPON  DISTRIBUTION

Your annual deferral amounts and earnings accrued on such amounts are taxed as cur-rent income for state income and local tax purposes, as applicable, upon distribution. Special income tax averaging is not available. All FICA should
                                                 ---
have been withheld at the time of deferral or vesting of Company match, and no additional FICA should be due. Please note that under law, installment payments made over 10 years may not be sub-ject to state income taxes, if paid to you when you are residing in a state that imposes no income tax; however, lump sum payments, in such case, may be subject to taxes im-posed by the state in which you were employed when such deferred compensation was earned. This issue should be discussed with your tax advisor.

PLAN  ADMINISTRATION

ACCOUNT  STATEMENTS

You will receive an account statement quarterly as soon as practicable following the close of each calendar quarter. Compensation Resource Group, Inc. (CRG) is assisting the Company with the administration of the plan and will prepare the statements.

Also, CRG provides an Internet system so that you can access your account 24 hours a day from your computer. The Internet system allows you to access your current balance and make certain changes, such as allocating your account balance to different funds. For more information, contact CRG at:
-     SERVICE  CENTER:  800-405-0911
-     WEBSITE:  crgworld.com  (an  I.D.  and  password  is  required)

LOANS  AND  WITHDRAWALS

You may not take loans from the Plan and may not roll over distributions to an IRA or another tax-qualified retirement plan. Hardship withdrawals are allowed in very limited circumstances at the plan administrator's discretion in cases of an unforeseeable emergency creating a serious and immediate financial hardship.

BENEFICIARY

You must designate a beneficiary to receive your deferral amount in the event that you die and your account is not paid. You may designate any individual or entity you wish to be your beneficiary.

FUNDING  THE  PLAN

IRS rules require that the deferred compensation accounts remain "unfunded". If you have an account balance in this Plan, you will be an unsecured general creditor of Ralston Purina Company for the amount of your account balance. The Company has set aside funds in a grantor trust to help it meet its benefit obligations under this Plan and certain other plans. This trust is also subject to the claims of creditors of the Company. If the Company fails to meet its funding commitments to the trust, an event not presently anticipated to occur, associates will, unless they elect otherwise, be entitled to be paid by the Company the present value of all amounts deferred under the Plan at that time. This provision in no way is intended to alter the status of the Plan as an un-funded plan of deferred compensation.

ASSIGNMENT  OF  BENEFITS

You cannot in any way sell, assign, hypothecate, alienate, encumber, or in any way transfer or convey in advance of receipt, any of your rights under the Plan.

HOW  DEFERRED  COMPENSATION  AFFECTS  OTHER  BENEFITS

PENSION  PLAN

The Ralston Purina Pension Plan definition of "final average earnings" includes deferred compensation. Therefore, under the terms of that Plan, your pension benefit will be calculated including deferred bonuses and/or salary, as long as their inclusion does not violate IRS nondiscrimination rules governing qualified plans or other IRS limits. Deferred bonus and salary will be included in benefit earnings for purposes of the Pension Plan in the year in which they are earned.

SIP

If you are a participant in the Savings Investment Plan (SIP), any bonus or salary deferred under the Deferred Compensation Plan will not be included in
                                                         --------
your compensation for purposes of computing your SIP contribution or the Company matching SIP contribution. Please note, however, that your SIP contributions are deducted from the cash payments of short-term deferrals (but not from
 --
payments of intermediate-term deferrals) if you are an active employee at the time of the payout.

SOCIAL  SECURITY

Distributions made from the Plan will not affect your Social Security benefits them-selves. For purposes of Social Security, these distributions are considered "earned" when they are credited to your account; therefore, they do not constitute earned in-come under the earnings test when they are distributed to you. However, because the distributions will be considered gross income for income tax purposes, they may have the effect of subjecting your Social Security benefits to income taxation.

ENROLLMENT

If you wish to enroll in the plan, you must complete an election form and send it to CRG no later than December 28, 2000.
                              -------------------
To  enroll,  complete  the  following  steps:
1.     FILL  OUT  THE  ENCLOSED  DEFERRAL  ELECTION  FORM.
First, in the DEFERRAL ELECTION section, indicate HOW MUCH, if any, of your annual base salary and/or bonus YOU WOULD LIKE TO DEFER into the plan for 2001. If you choose not to defer, please check the "No Deferral" box, sign and return
--------------------------------------------------------------------------------
the  form.
---------
Then, make your DEFERRAL TERM ELECTION by indicating whether you want your 2001 deferrals to be paid out, 1) in January of 2002, 2) at some future date while you are still employed by the Company, or 3) at retirement or termination of employment.

Next, under FUND ALLOCATION, select the fund(s) to which you would like to direct your deferrals. If you are deferring both Salary and Bonus, please complete the Fund Allocation for each separately. NOTE: IF YOU ELECT TO DEFER 100% OF YOUR ELIGI-BLE COMPENSATION TO JANUARY 2002, DO NOT COMPLETE THE FUND ALLOCATION SECTION, WHICH ONLY APPLIES TO INTERMEDIATE AND LONG-TERM DEFERRALS. All short-term deferrals are allocated to the Prime Rate Fund and are not
                                                                         -------
subject  to  the  Company  match.
--------------------------------
If you would like to initially elect or change the form of distribution in the event of retirement or termination of employment, complete the PAYMENT FORM section indicating if you want a lump-sum or installment payments over 5 or 10 years. This election applies to your entire deferred compensation account balance and only applies to distributions made at least one year following the date this form is completed. You must be at least 50 years of age at the time payment begins to receive an installment payment. IF YOU DO NOT WISH TO CHANGE YOUR CURRENT FORM OF DISTRIBUTION, YOU DO NOT NEED TO COMPLETE THIS SECTION. If your payment form election has not been on file for at least one year, your account balance will be paid in accordance with your previous election. If no payment form election has been made, the payment will be made in the form of a lump sum.

Finally,  complete  the  ACKNOWLEDGEMENT  section  of  the  form.

If you would like to change your current beneficiary designation, contact CRG at 800-405-0911. Your beneficiary will receive your benefits in the event you die before your account is paid. You may elect anyone you wish as your beneficiary.

2.     SIGN  AND  DATE  THE  DEFERRAL  ELECTION  FORM.

3.     RETURN THE COMPLETED ELECTION FORM IN THE PRE-ADDRESSED, ENVELOPE TO CRG.

Retain  a  copy  for  your records.  TO BE EFFECTIVE, YOUR ELECTION FORM MUST BE
                                     -------------------------------------------
POSTMARKED  NO  LATER  THAN  DECEMBER  28,  2000.  While facsimile copies of the
   ---------------------------------------------
election  form will be accepted through the deadline, a signed copy must also be
   --                                                               ----
mailed  to  CRG  at  the  following  address:
               CLARK/BARDES  CONSULTING
               COMPENSATION  RESOURCE  GROUP
               ATTN:  LAURA  POPE
               633  W.  5TH  STREET,  52ND  FLOOR
               LOS  ANGELES,  CA  90071
               FAX  NUMBER:  213-438-6600

There are eleven fund options available under the Deferred Compensation Plan: nine Vanguard funds, the Prime Rate Fund, and the Ralston Purina Equity Fund. An abbreviated capsule description of each fund and its historical returns are outlined below. Before deciding which fund(s) to select, you should read the fund prospectuses which provide additional details. NOTE THAT, UNDER THE TERMS OF THE DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES, THESE FUNDS ARE USED FOR MEASUREMENT PURPOSES ONLY. YOUR ACCOUNT WILL BE CREDITED WITH INVESTMENT RETURNS BASED ON THESE FUNDS, BUT WILL BE REFLECTED AS A BOOKKEEPING ENTRY ONLY AND WILL NOT REPRESENT AN ACTUAL IN-VESTMENT MADE ON YOUR BEHALF. The fund performance data shown below constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, and is intended to be incorporated in and made part of the Prospectus dated May 1, 1999 for the Ralston Purina Company Deferred Compensation Plan for Key Employees.


AVERAGE  ANNUALIZED  RETURNS  AS  OF SEPTEMBER  30,  2000
                                                                                         1 Year   5 Years  10 Years
---------------------------------------------------------------------------------------  -------  -------- --------
Ralston Purina Equity Fund                                                               14.28   13.09      11.40
Common stock of Ralston Purina Company.

Prime Rate Fund                                                                           8.95    8.33       7.84
Interest based on the average prime rates established by Morgan Guaranty
Trust Company of New York.

Vanguard Wellington Fund                                                                  5.98   12.90      14.12
The fund's assets are divided between common stocks and bonds, with an average of 65% of assets in stocks and 35% in bonds.  The fund invests in dividend-paying large and mid-capitalization stocks of well-established companies whose prospects are improving but whose values have yet to be recognized in the marketplace

Vanguard 500 Index Fund                                                                  13.41   21.66      19.32
The fund holds all of the 500 stocks that make up the Standard & Poor's 500
Index in proportion to their weighting in the index. The fund attempts to match the performance of the index, a widely recognized benchmark of U.S. stock market performance, and it remains fully invested in stocks at all times. Though the fund seeks to match the index, its performance typically can be expected to fall short.
by a small percentage representing operating costs

Vanguard Windsor II Fund                                                                   7.77  15.98      17.13
The fund invests in a diversified group of out-of-favor stocks of large-
capitalization companies.  The stocks are, as a group, selling at prices below the overall market average com-pared to their dividend income and future return potential

Vanguard Small-Cap Index Fund                                                             23.76  13.49      17.69
The fund attempts to match the performance of the Russell 2000 Index, an unmanaged index of small companies.  The fund invests in a large sampling of stocks that matches certain characteristics of the index (such as industry weightings, market capitalization, and dividend yield).  Though the fund seeks to match the index, its performance typically can be expected to fall short by a small percentage representing operating costs

Vanguard International Growth Fund                                                        12.65  10.73     11.2
The fund invests in stocks of high-quality, seasoned companies based outside the
United States.  It invests 60% to 70% of its assets in companies with sustainable competitive advantages and strong prospects for long-term growth

Vanguard LifeStrategy Income Fund                                                           8.60   9.73     N/A
This fund seeks a high level of income.  It invests its net assets in a combination of four different Vanguard funds: a stock fund, two bond funds, and an asset allocation fund

Vanguard LifeStrategy Conservative Growth Fund                                             10.08  11.88     N/A
This fund seeks a high level of income and moderate long-term growth of capital.
It invests its net assets in a combination of five different Vanguard funds: a domestic stock fund, an international stock fund, two bond funds, and an asset allocation fund

Vanguard LifeStrategy Moderate Growth Fund                                                 11.63  14.04     N/A
This fund seeks a reasonable level of income and long-term growth of capital and income. It invests its net assets in a combination of four different Vanguard funds:
a bond fund, a domestic stock fund, an international stock fund, and an asset allocation fund

Vanguard LifeStrategy Growth Fund                                                          13.12  16.13     N/A
This fund seeks long-term growth of capital and income. It invests its net assets in a combination of four different Vanguard funds: a bond fund, a domestic stock fund, an inter-national stock fund, and an asset allocation fund.


                 2001 ANNUAL SALARY AND BONUS DEFERRAL ELECTION
Please submit my request as follows with respect to any calendar 2001 base salary or fiscal 2001 bonus that I may earn from Ralston Purina Company or its affiliates. I understand that an election to defer, once made, is IRREVOCABLE,
                                                                    -----------
and subject to the approval of the Chief Executive Officer and Human Resources Committee.




DEFERRAL ELECTION     PLEASE CHECK BOX BELOW IF YOU WISH TO DEFER A PORTION OF YOUR
                      CALENDAR 2001 BASE SALARY OR FISCAL 2001 BONUS.  YOU MUST
                      DEFER AT LEAST $1,000 ANNUALLY TO PARTICIPANT.

Salary                I elect to defer _______% of my calendar 2001 Base Annual Salary
                      (MAXIMUM OF 75%).

Bonus                 I elect to defer ______%, or all up to $_________, or defer all in excess of $__________of my 2001 Annual Bonus or any Special
                      Bonus payable for services performed during the 2001 Fiscal year end.

No Deferral           I elect not to defer my fiscal 2001 bonus or calendar 2001 base salary.
Deferral Term         THIS  ELECTION  GOVERNS  BOTH  YOUR  2001  SALARY  AND  BONUS
                      DEFERRALS.  PERCENTAGES  MUST  TOTAL  100%.

I elect to receive __________% of my 2001 base salary and/or bonus deferral amounts as a short-term payout in January 2002 with interest calculated under the terms of the Prime Rate Fund, payable in lump sum. IF YOU CHOOSE TO DEFER
                                                          ----------------------
100%  OF  YOUR  ELIGIBLE  SALARY/BONUS  SHORT  TERM,  DO  NOT  COMPLETE THE FUND
 -------------------------------------------------------------------------------
ALLOCATION  SECTION  BELOW.
 --------------------------

I elect to receive _________% of my 2001 base salary and/or bonus deferral amounts as an intermediate-term payout in January, ______ (indicate any year
                                                               -----------------
beginning  in  2005  or  later),  payable  in  lump  sum  only.
  ----------------------------

I elect to receive _________% of my 2001 base salary and/or bonus deferral amounts as a retirement or termination payment.

FUND  ALLOCATION     PLEASE  ALLOCATE  BASE  SALARY AND BONUS DEFERRALS IN WHOLE
                     PERCENTAGE  INCREMENTS.  TOTALS  MUST  EQUAL  100%. THIS
                     SECTION APPLIES ONLY TO
                                     ----
                     INTERMEDIATE  AND  LONG-TERM  DEFERRALS.  ALL  SHORT-TERM
                     DEFERRALS  ARE AUTOMATICALLY  CREDITED  WITH  INTEREST
                     UNDER THE TERMS OF THE PRIME RATE FUND.

IMPORTANT NOTE:   A 25% COMPANY MATCH IS PROVIDED ONLY ON BONUS DEFERRALS TO THE
                  --------------------------------------------------------------
RALSTON  PURINA   EQUITY  FUND.  SALARY  DEFERRALS  ARE  NOT  MATCHED.
---------------   ---------------------------------------------------



                                               SALARY ALLOCATION     BONUS ALLOCATION
Ralston Purina Equity Fund                      _______%              _______%
Prime Rate Fund                                 _______%              _______%
Vanguard Wellington Fund                        _______%              _______%
Vanguard 500 Index Fund                         _______%              _______%
Vanguard Windsor II Fund                        _______%              _______%
Vanguard Small-Cap Index Fund                   _______%              _______%
Vanguard International Growth Fund              _______%              _______%
Vanguard LifeStrategy Income Fund               _______%              _______%
Vanguard LifeStrategy Conservative Growth Fund  _______%              _______%
Vanguard LifeStrategy Moderate Growth Fund      _______%              _______%
Vanguard LifeStrategy Growth Fund               _______%              _______%
                                                 100%                   100%
                                                 ------               --------


PAYMENT  FORM     CHECK ONE BOX BELOW TO SELECT A PAYMENT OPTION.  IF YOU HAVE A
                  DISTRIBUTION  ELECTION  FORM ON FILE, AND YOU DO NOT WANT TO
                  CHANGE YOUR CURRENT DISTRIBUTION  FORM,  THIS  SECTION  DOES
                  NOT  HAVE TO BE COMPLETED; RATHER THAT ELECTION  FORM  WILL
                  CONTINUE  TO  APPLY.
Distributions made before age 50 will be in lump-sum form only. This election will apply to all Deferred Compensation Plan distributions. This payment form
                                                               -----------------
election  will apply only to distributions made one year following the date this
--------------------------------------------------------------------------------
form  is  completed.
-------------------

CHECK  ONE:    ____ Lump Sum Payment   ___ 5  Annual  Installments

               ____ 10 Annual Installments
ACKNOWLEDGEMENT     I  UNDERSTAND  AND  AGREE  THAT MY PARTICIPATION IN THE
                    PROGRAM  WILL  BE  SUBJECT  TO  THE  TERMS  AND  CONDITIONS
                    OF  THE PROGRAM.  I UNDERSTAND  THAT  ANY DEFERRAL ELECTION
                    THAT I MAKE IS IRREVOCABLE AND CANNOT BE
                                   -----------
                    CHANGED.

----------------------------                 ------------------------------
Signature  of  Participant                   Social  Security  Number

----------------------------                 ------------------------------
Name  (Print  or  Type)                      Today's  Date

----------------------------                 ------------------------------
Department                                   Location/Floor  #

---------------------------------------------------------------------------
Home  Street  Address       City                         State  Zip

MAIL OR FAX TO CLARK/BARDES CONSULTING COMPENSATION RESOURCE GROUP, INC. (CRG) ATTN:LAURA POPE 633 W. 5TH STREET 52ND FLOOR LOS ANGELES, CA 90071-2086
FAX NUMBER: 213-438-6600
      THIS FORM MUST BE POSTMARKED OR FAXED NO LATER THAN DECEMBER 28, 2000